Exhibit 99.2
 Alliance Data NYSE: ADS  Full Year 2016 ResultsJanuary 26, 2017

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  11  2

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Fourth Quarter and Full Year Consolidated ResultsSegment Results2016 Wrap-Up2017 Outlook  1  3

 Fourth Quarter and 2016 Consolidated Results(MM, except per share)  2  1 Before $242 million or $3.13 from cancellation of time-based expiry. 2 Before $0.65 in regulatory settlement charges.   4

 LoyaltyOne® (MM)    Quarter Ended December 31,      Year Ended December 31,          2016  2015  % Change  2016  2015  % Change    Revenue  $247  $364  -32%  $1,338  $1,353  -1%                    Adjusted EBITDA  $ 74  $ 86  -14%  $ 314  $ 302  4%    Non-controlling interest  0  -13  nm  -5  -31  nm    Adjusted EBITDA, net  $ 74  $ 73  -%  $ 309  $ 271  14%    Adjusted EBITDA %  30%  24%  6%  23%  22%  1%                    Pro forma:                Revenue  $489  $364  34%  $1,580  $1,353  17%    Adjusted EBITDA %  15%  24%  -9%  20%  22%  -2%    3    5  Breakage estimate reset from 26 percent to 20 percent for AIR MILES Dream program option~ 1.5 point reset from elevated redemption activity (normal operations)~ 4.5 point reset from cancellation of time based expiration policy (one-time charge and add-back of $242 million)High single-digit revenue and adjusted EBITDA growth for BrandLoyalty

 Epsilon® (MM)  Core revenue increased 4 percent for 2016, offset by a 3 point drag from non-core businesses Drag from non-core should abate in 2017Adjusted EBITDA returned to growth during the fourth quarter due to cost initiatives    Quarter Ended December 31,      Year Ended December 31,          2016  2015  % Change  2016  2015  % Change    Revenue  $600  $608  -1%  $2,155  $2,141  1%                    Adjusted EBITDA  $162  $157  3%  $ 480  $ 508  -6%    Adjusted EBITDA %  27%  26%  1%  22%  24%  -2%                    4    6

 Card Services (MM)    Quarter Ended December 31,      Year Ended December 31,          2016  2015  % Change  2016  2015  % Change    Revenue  $988  $785  26%  $3,675  $2,974  24%                    Operating expenses  341  291  17%  1,311  1,0861  21%    Provision for loan losses  290  206  40%  941  668  41%    Funding costs  59   42  40%  210   151  40%    Adjusted EBITDA, net  $299  $246  21%  $1,213  $1,069  14%    Adjusted EBITDA, net %  30%  31%  -1%  33%  36%  -3%    5    Core credit sales growth increased 4 percent for the year, but were flat for the fourth quarterRetailer comp sales -3 percent in Q4; primarily due to weakness in apparelTender share increased ~ 110 bps for Q4 and 150 bps for full yearAllowance for loan loss reserve is 5.9 percent of reservable card receivables at 12/31Equivalent to 12 months forward coverage  1 Excludes $65 million in regulatory settlement charges.   7

 Card Services (MM)  Gross yields increased 10 bps in Q4Operating expenses improved 60 bps expressed as a percentage of average card receivables in Q4Delinquency rate trends tracking to the “wedge”  Key Metrics:  Quarter Ended December 31,      Year Ended December 31,          2016  2015  Change  2016  2015  Change    Credit sales  $9,009  $ 7,767  16%  $29,271  $24,736  18%    Average card receivables  $15,306  $12,545  22%  14,086  $11,365  24%    Total gross yield  25.1%  25.0%  0.1%  25.5%  26.2%  -0.7%    Operating expenses as % of average card receivables   8.7%  9.3%  -0.6%  9.1%  9.6%1  -0.5%    Principal loss rates  5.5%  4.7%  0.8%  5.1%  4.5%  0.6%    Delinquency rate  4.8%  4.2%  0.6%  4.8%  4.2%  0.6%    6    8  1 Excludes $65 million in regulatory settlement charges.

2016 Wrap-up

Consolidated

- Revenue +7.14 bn ↑11 percent, core EPS +16.92 ↑12 percent
  - Revenue +7.38 bn ↑15 percent excluding expiry reset
  - Approximately $175 mm of AIR MILES revenue pull-forward from 2017 to 2016 due to 'run on the bank' in Q3 and Q4
    - Run-rate revenue: +7.2 bn ↑12 percent
- Double-digit revenue and core EPS growth despite absorbing 12 point drag from increase in Card Services' loss rate
- Balanced use of cash:
  - ~ $800 mm for share repurchases
  - ~ $350 mm for M&A (final 30 percent of BrandLoyalty)
  - ~500 mm for $2.7 bn card receivables growth
  - Established 1 percent dividend
  - Leverage < 3X

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2016 Wrap-up

<u>LoyaltyOne</u>

- <u>Revenue</u> ↑17 percent (before $242 mm reduction for expiry breakage reset), adjusted EBITDA ↑4 percent
  - Revenue included ~ $175 mm in pull-forward from 2017 into 2016 due to elevated redemption activity in advance of now cancelled 12/31 expiration date
    - Adjusted numbers: revenue ↑4 percent, adjusted EBITDA ↑4 percent
- BrandLoyalty: strong growth from existing and new markets
  - Canada: firmly established; US: first client rollout
- AIR MILES:
  - Ontario's Parliament enacted new law prohibiting the time-based expiration of points in December 2016
    - One-time charge to reflect lost breakage revenue

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 Revenue ↑1 percent, adjusted EBITDA ↓6 percentCore (92 percent of total revenue >100 percent of profit)Revenue ↑4 percent including -4 percent drag from Technology Platform businessIndia office ended year at full scale run-rate: ~ 1,000 associatesCompleted Part 1 of 2 for Platform turnaround: expense sideNon-core revenue decreased from 11 percent to 8 percent of total revenue in 2016, but was still a 3 point drag on total revenue growth  Epsilon  2016 Wrap-up   11

2016 Wrap-up

Card Services

- Revenue ↑24 percent, average receivables ↑24 percent, and adjusted EBITDA, net ↑14 percent
  - Results include absorbing ~ 60 bps increase in principal loss rates
    - Approximately -$165 mm EBITDA drag or -$1.85 per share = 12 point drag on core EPS
  - Credit "normalization" on-track to complete latter part of 2017.
- Large year for new signings: $2 bn vintage
  - Vast majority of new signings are start-ups
  - Boscov's, Hot Topic, Forever 21, The Children's Place, Bed Bath & Beyond, Williams-Sonoma, Century 21, Ulta Beauty
- ~ 150 bps increase in tender share

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 2017 Outlook  Consolidated  2016  2017  Revenue       Prior Guidance  $7.2 bn, +12%  $7.9 bn, +10%   LoyaltyOne pull-forward   0.2   -0.2   New Guidance   $7.4 bn, +15%  $7.7 bn, +5%        Core EPS  $16.92  $18.50, ~10 percent  13  2017 growth rates  Q1  Q2  Q3  Q4  Reported revenue  High-single  Mid-single  Mid-single  Low-teens  Core EPS  Flat  Flat  Mid-teens  Mid-teens               CAGR10 Year History: Revenue + 13% Adjusted EBITDA + 12% Core EPS + 17%

 2017 Outlook  14  LoyaltyOne    2017: - All segments contributing - Solid growth while absorbing final credit normalization2018: - “Slingshot” (stable principal loss rates = higher growth rates)  Consolidated

 15  2017 Outlook   2016 2017Revenue Core $2.0 bn +4% $2.1 bn +5% Total $2.16 bn +1% $2.24 bn + 4%Adjusted EBITDA $480 mm -6% $500 mm +4%Technology Platform (26 percent of total revenue): Step 1: significantly lower expense base → done Step 2: standardize product, faster time to market → 2017Non-core percentage of revenue: 11 percent (2015), 8 percent (2016), and 6 percent (2017)Drag on total revenue growth decreases from 3 percent in 2016 to 1 percent in 2017  Epsilon

2017 Outlook

Card Services

- Card receivables growth: $2.4 bn, +15 percent in 2017 compared to $2.7 bn, +20% in 2016
- Pipeline: remains robust; expect another $2 bn vintage year
- Gross yields: stable
- Operating expenses (excludes loan loss provision and funding costs): ~20 bps of leverage
- Credit normalization on-track - delinquencies
  - Q1: 50 bps over last year
  - Q2 - Q3: gap narrows
  - Q4: flat to prior year → loss rate to follow shortly
- Principal loss rates in the mid-5 percent range
  - Approximately 6 percent in 1st half, below 5.5 percent by Q3
  - 1st half negatively impacted by slowing card receivable growth rates (denominator effect) and soft recovery market (timing)
- Overall, still expect 8 – 10 percent adjusted EBITDA, net growth

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Delinquency rates have strong seasonality (Sep-Oct peak), but are very predictable.Delinquency rates are 90% correlated with net loss rates that come 3-6 months later (an account becomes a p&l loss after 180 days delinquent).2017 delinquency rates should narrow and become flat by the third quarter. Loss rates expected to follow and be flat to prior year.Long-term steady state loss rates should then settle in and remain stable.Earnings acceleration begins.  17  2017 Outlook – Closing The ‘Wedge’

 Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs and non-controlling interest, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, amortization of debt issuance costs, mark-to-market gains or losses on interest rate derivatives, changes to the expiry policy and regulatory settlements. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Reconciliations to comparable GAAP financial measures are available in the Company’s earnings release, which is posted in both the News and Investors sections on the Company’s website (www.alliancedata.com). The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core EPS represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.   12  18

 Q & A  19